Exhibit 10.02
Execution Version
FIRST AMENDMENT TO 364-DAY
DELAYED DRAW TERM LOAN AGREEMENT
FIRST AMENDMENT TO 364-DAY DELAYED DRAW TERM LOAN AGREEMENT, dated as of September 24, 2026 (this “Amendment”), is entered into by and among Xcel Energy Inc. (the “Borrower”), the Lenders party hereto and U.S. Bank National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). This Amendment is one of the Loan Documents referred to in the Credit Agreement (as defined below).
WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain 364-Day Delayed Draw Term Loan Agreement, dated as of January 30, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and
WHEREAS, pursuant to Section 10.1 of the Existing Credit Agreement, the Borrower, the Lenders party hereto (constituting the Required Lenders) and the Administrative Agent have agreed to amend the Existing Credit Agreement as provided for herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
SECTION 2. Amendment.
(A) Each of the parties hereto irrevocably agrees that on the Amendment Effective Date, Section 8 (Events of Default) of the Existing Credit Agreement is hereby amended by amending and restating clause (e) thereof to read as follows:
(e) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (e) shall not apply to (i) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (ii) Indebtedness that becomes due as a result of (A) the Borrower or any Significant Subsidiary effecting an optional redemption, voluntary prepayment, voluntary defeasance or voluntary repurchase of such Indebtedness or (B) a similar event or condition occurring at the election of the Borrower or any Significant Subsidiary, (iii) Swap Agreements and Commodity Swap Agreements that are cancelled or terminated at the option of either party thereto, other than as a result of a default, event of default or early termination event, (iv) Material Indebtedness of NSPC-W so long as its assets do not equal or exceed 15% of the consolidated total assets of the Borrower and its Subsidiaries, or (v) any event that permits (A) holders of any Material Indebtedness constituting convertible Indebtedness of the Borrower to convert such Material Indebtedness pursuant to its terms or (B) the conversion of any Material Indebtedness constituting convertible Indebtedness of the Borrower pursuant to its terms, in either case, into common stock of the Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combination thereof, unless, in either case, such conversion results from a default thereunder or an event of the type that constitutes an Event of Default); or

(B) On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) when:
(A) The Administrative Agent shall have received from the Borrower and from consenting Lenders constituting the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party, or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.
(B) The Administrative Agent shall have received all expenses due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced two (2) Business Days prior to the Amendment Effective Date, reimbursement or payment of all out-of‑pocket expenses (including legal fees) required to be reimbursed or paid by the Borrower under the Credit Agreement.
SECTION 4. Representations of Borrower. The Borrower hereby represents and warrants that as of the Amendment Effective Date:
(A) the representations and warranties set forth in Section 4 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or in all respects if qualified by materiality or material adverse effect) on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects (or in all respects if qualified by materiality or material adverse effect) as of such earlier date; and
(B) no Default or Event of Default has occurred and is continuing or will result from the effectiveness of this Amendment.
SECTION 5. Governing Law; Submission to Jurisdiction; Waivers; Waiver of Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Amendment shall be subject to the provisions set forth in Sections 10.12 and 10.15 of the Credit Agreement and such provisions are incorporated herein mutatis mutandis.
SECTION 6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this
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Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (A) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (B) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (1) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment shall have the same legal effect, validity and enforceability as any paper original, (2) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Amendment in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (3) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment based solely on the lack of paper original copies of this Amendment, including with respect to any signature pages thereto and (4) waives any claim against any Indemnitee for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

XCEL ENERGY INC. By: /s/ Todd Wehner_________________ Name: Todd Wehner Title: Vice President, Treasurer

Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender and Administrative Agent
By: /s/ Michael E. Temnick
Name: Michael E. Temnick
Title: Senior Vice President
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

BNP PARIBAS, as a Lender
By: /s/ Victor Padilla
Name: Victor Padilla
Title: Director
By: /s/ Gabrielle Jacquier
Name: Gabrielle Jacquier
Title: Vice President
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Elizabeth Tosin
Name: Elizabeth Tosin
Title: Authorized Signatory
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

MIZUHO BANK, LTD., as a Lender
By: /s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ James Begley
Name: James Begley
Title: Assistant Vice President
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

ROYAL BANK OF CANADA, as a Lender
By: /s/ Emilee Scott
Name: Emilee Scott
Title: Authorized Signatory
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By: /s/ Khrystyna Manko Name: Khrystyna Manko
Title: Executive Director
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

THE HUNTINGTON NATIONAL BANK, as a Lender
By: /s/ Nolan Woodbury
Name: Nolan Woodbury
Title: Director
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By: /s/ Betty Chang
Name: Betty Chang
Title: Authorized Signatory
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

TRUIST BANK, as a Lender
By: /s/ Catherine Strickland
Name: Catherine Strickland
Title: Vice President
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

BANK OF AMERICA, N.A., as a Lender
By: /s/ John M. Eyerman
Name: John M. Eyerman
Title: Director
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By: /s/ Amit Vasani
Name: Amit Vasani
Title: Managing Director & Head
Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.

COBANK, ACB, as a Lender
By: /s/ Ryan Spearman
Name: Ryan Spearman
Title: Managing Director

Signature Page to First Amendment to 364-Day Delayed Draw Term Loan Agreement - Xcel Energy Inc.